UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

BED BATH & BEYOND INC.
(Name of Registrant as Specified in Its Charter)

LEGION PARTNERS HOLDINGS, LLC

LEGION PARTNERS, L.P. I

LEGION PARTNERS, L.P. II

LEGION PARTNERS SPECIAL OPPORTUNITIES, L.P. XII

LEGION PARTNERS, LLC

LEGION PARTNERS ASSET MANAGEMENT, LLC

MACELLUM ADVISORS GP, LLC

MACELLUM HOME FUND, LP

MACELLUM MANAGEMENT, LP

ANCORA CATALYST INSTITUTIONAL, LP

ANCORA CATALYST, LP

MERLIN PARTNERS INSTITUTIONAL, LP

ANCORA MERLIN, LP

ANCORA SPECIAL OPPORTUNITY FUND

ANCORA/THELEN SMALL-MID CAP FUND

ANCORA ADVISORS, LLC

CHRISTOPHER S. KIPER

RAYMOND T. WHITE

JONATHAN DUSKIN

FREDERICK DISANTO

VICTOR HERRERO AMIGO

THERESA R. BACKES

JOSEPH BOEHM

DAVID A. DUPLANTIS

JOHN E. FLEMING

SUE ELLEN GOVE

JANET E. GROVE

JEFFREY A. KIRWAN

JEREMY I. LIEBOWITZ

JON LUKOMNIK

CYNTHIA S. MURRAY

MARTINE M. REARDON

HUGH R. ROVIT

JOSHUA E. SCHECHTER

ALEXANDER W. SMITH

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Legion Partners Holdings, LLC, Macellum Advisors GP, LLC and Ancora Advisors, LLC, together with the other participants named herein (collectively, the “Participants”), intend to file a preliminary proxy statement and an accompanying WHITE proxy card with the Securities and Exchange Commission to be used to solicit proxies for the election of their slate of director nominees at the 2019 annual meeting of shareholders of Bed Bath & Beyond Inc., a New York corporation (the “Company”).

On April 16, 2019, Christopher S. Kiper, Managing Member of Legion Partners Holdings, LLC, made an Investor Presentation at the 13D Monitor Active-Passive Investor Summit which included the following relevant slides:

2 Disclaimer – Important Information This presentation is for discussion and general informational purposes only . It does not have regard to the specific investment objective, financial situation, suitability or the particular need of any specific person who reads this presentation, and should not be taken as advice on the merits of any investment decision . The views expressed herein are those of Legion Partners Asset Management, LLC (“Legion Partners” or “Legion”) and are based on or derived from publicly available information . Certain financial information and data used herein have been obtained or derived from filings made with the Securities and Exchange Commission (“SEC”) by SPS Commerce, Inc . (“SPSC” or “SPS”) and by Bed Bath & Beyond, Inc . (“BBBY” or “Bed Bath”) and other public sources . Legion has not sought or obtained consent from any third party to use any statements or information indicated herein as having been obtained or derived from statements made or published by third parties . Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein . No warranty is made as to the accuracy of data or information obtained or derived from filings made with the SEC by SPSC or BBBY or from any third - party source . Except for the historical information contained in this presentation, this presentation, including the analyses and views of Legion contained herein, include forward - looking statements with respect to, among other things, the operating performance of SPSC and BBBY . These statements may be identified by the use of forward - looking terminology such as the words “expects,” “intends,” “believes,” “anticipates” and other terms with similar meaning indicating possible future events or actions or potential impact on the business or shareholders of SPSC and BBBY . Legion’s views and these forward - looking statements are based solely on publicly available information and on various assumptions that are inherently subject to significant economic, competitive and other risks and uncertainties that could cause actual results to differ materially . These risks and uncertainties include, among others, and the risk factors associated with the business of SPSC and BBBY, as described in SPSC’s 10 - K for the fiscal year ended December 31 , 2018 and BBBY’s 10 - K for the fiscal year ended March 3 , 2018 , and in other periodic reports of SPSC and BBBY, which are available at no charge at the website of the SEC at http : //www . sec . gov . Accordingly, you should not rely upon forward - looking statements as a prediction of actual results . Legion recognizes that there may be confidential information in the possession of SPSC and BBBY that could lead either SPSC or BBBY to disagree with the Legion’s conclusions . Other shareholders or potential shareholders of SPSC or BBBY should make their own determination concerning an investment in SPSC or BBBY . Legion reserves the right to change any of its views expressed herein at any time as it deems appropriate . Legion disclaims any obligations to update the information contained herein, except as may be required by law . There is no assurance or guarantee with respect to the prices at which any securities of SPSC or BBBY will trade, and such securities may not trade at prices that may be implied herein . The estimates and projections set forth herein are based on assumptions that Legion believes to be reasonable but there can be no assurance or guarantee that actual results or performance of SPSC or BBBY will not differ, and such differences may be material . This presentation does not recommend the purchase or sale of any security . Under no circumstances is this presentation to be used or considered as an offer to sell or a solicitation of an offer to buy any security . Proprietary and Confidential

(32%) (70%) (78%) (40%) (58%) 13% 28% 54% 410% 599% 19% 3% 30% 477% 754% 10% 46% 66% 324% 350% 1-Year TSR 3-Year TSR 5-Year TSR 10-Year TSR Since April 2, 2003 Bed Bath & Beyond Inc. Retail Peers Proxy Peers S&P 500 7 BBBY Shares Have Materially Underperformed Bed Bath shares have underperformed the retail industry (share price adjusted for dividends) Source: Capital IQ, Bloomberg (1) Total shareholder return shown through March 25, 2019, the day before the Investor Group announced their nomination of di rec tors (2) Retail peers include: BBY, BURL, DKS, FND, HBC, HD, HOME, JCP, JWN, KIRK, KSS, LOW, M, MIK, ODP, RH, ROST, TCS, TGT, TJX, TS CO, TTS, WMT, WSM (3) 2017 compensation peer group from 2018 proxy filing includes: AAP, AZO, DKS, DDS, DG, DLTR, FL, GME, GPS, KSS, LB, M, JWN , O DP, ORLY, ROST, WSM Significant destruction of shareholder value over the last 15 years 8 (2) 8 (3)

8 Prolific Value Destruction through Share Buybacks Source: SEC Filings (1) Market capitalization as of March 25, 2019, the day before the Investor Group announced their nomination of directors Historical Share Buyback Program and Average Repurchase Price Bed Bath has repurchased $10.6 billion in stock at an average share price of $50 per share since 2003 – Bed Bath’s market cap is ~$1.9 billion $350 $598 $301 $734 $48 $95 $688 $1,218 $1,001 $1,284 $2,251 $1,101 $547 $252 $148 $40 $36 $40 $36 $29 $35 $43 $57 $62 $70 $68 $59 $44 $31 $16 $0 $10 $20 $30 $40 $50 $60 $70 $80 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 Price of Shares Repurchased Cash Spent on Share Repurchases ($'s in millions) Cash Used for Share Repurchase Average Price

41.4% 40.2% 39.7% 38.9% 38.2% 37.5% 36.0% 34.1% 30.0% 31.0% 32.0% 33.0% 34.0% 35.0% 36.0% 37.0% 38.0% 39.0% 40.0% 41.0% 42.0% FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 Gross Margin % 9 Gross Margins are in Rapid Decline Gross Margin History Proprietary and Confidential Source: SEC Filings, Capital IQ In our view, gross margins declines have been driven by increased couponing, growth in ecommerce, and declining merchandise margins

10 SG&A is at Peak Levels SG&A $’s and % of Sales Proprietary and Confidential SG&A growth has exceeded top - line expansion due, in our view, to increased investments in advertising and omnichannel initiatives – we believe, investments are not earning an appropriate return due to poor execution Source: SEC Filings, Capital IQ $2,363 $2,751 $2,951 $3,065 $3,205 $3,441 $3,665 $3,681 24.9% 25.2% 25.7% 25.8% 26.5% 28.2% 29.7% 30.6% 20.0% 22.5% 25.0% 27.5% 30.0% 32.5% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 SG&A % of Sales SG&A $'s

11 EBITDA Margin Declines Accelerating Annual Adjusted EBITDA Margin Proprietary and Confidential Source: SEC Filings, Capital IQ 18.4% 16.8% 16.0% 15.1% 14.0% 11.7% 8.8% 6.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 Adjusted EBITDA Margin % Once one of the most profitable retail concepts in the US, margins have declined 1200 bps in 7 years

12 What’s Broken: Inventory Turns are Below Peers Trailing inventory turns are a drag on return on invested capital Retail Brick and Mortar Peers: Inventory Turnover LFY (Trailing 4 Quarter Average Inventory) Source: SEC filings, Capital IQ, Investor Group estimates Significant slow turning furniture mix Increasing furniture mix is likely not the answer to driving asset efficiency higher

13 SKU – Deep Dive Source: Legion research – store visits Bed Bath Crate & Barrel Sur La Table Williams Sonoma Walmart Target # of SKUs 37 19 26 35 11 20 Number of brands 8 4 5 4 3 5 Private Label % 5% 58% 65% 86% 82% 30% Average price $10 $10 $16 $19 $4 $8

14 The Result is a Worst - in - Class Valuation Multiple Proprietary and Confidential CY19 EV/EBITDA Ratio based on Consensus Estimates Source: SEC Filings, Capital IQ Valuation is among worst in retail which we believe is due to lack of confidence in management, poor governance, and limited transparency Mid & Large Box Retail and Home Related Retail Department Off - Price 20.0x 13.8x 13.7x 12.9x 10.8x 10.2x 9.0x 8.1x 7.5x 6.7x 6.7x 6.7x 5.7x 5.6x 5.4x 4.4x 3.9x 1.1x 6.9x 5.8x 5.3x 4.7x 13.9x 13.2x 12.6x 0.0x 5.0x 10.0x 15.0x 20.0x 25.0x FND HD TSCO LOW WMT HOME RH TGT TCS BBY TTS WSM DKS MIK TUES ODP BBBY KIRK JCP KSS JWN M ROST BURL TJX

$186,429,263 $63,155,190 $63,434,253 $0 $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 $300,000,000 $350,000,000 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 Total Cumulative Compensation Steven Temares Total Compensation Warren Eisenberg Total Compensation Leonard Feinstein Total Compensation 15 Excessive “Executive Office” (1) Compensation Cumulative Total Compensation of Steven Temares , Warren Eisenberg, and Leonard Feinstein Since 2003 Source: SEC Filings, Capital IQ, Legion Partners’ estimates (1) “Executive Office” consists of CEO Steven Temares and Executive Co - Chairmen Warren Eisenberg and Leonard Feinstein (2) Value of stock options issued estimated using black scholes pricing model (FY2003 through FY2005) Massive transfer of wealth from shareholders to management $313 million (1) (1) (1)

16 Governance Overview We believe massive governance reforms are needed to address poor structure and years of abuse • Deeply entrenched board of directors with 8 of 12 directors serving for more than 15 years • Co - founders have been on the board for 48 years • ISS recommended “AGAINST” votes on the 3 comp committee members and a vote “AGAINST” say - on - pay – 4 years in a row say - on - pay vote has failed • In 2018, Victoria Morrison (was chair of Compensation Committee) didn’t receive majority of votes (after 3 failed say on pay votes) and the board refused to accept her resignation • ISS has given BBBY a QualityScore of ‘8’ indicating the higher level of governance risk • Children of the Co - Chairmen have sold businesses to Bed Bath for combined value of approximately $90 million • Independent directors have little retail operating experience

17 The New Path Forward Bed Bath’s Best Days Are Ahead! • Replace entire 12 - person Board – with directors that have significant retail operating experience • Replace CEO • Implement our comprehensive Improvement Plan » Address merchandise architecture » Enhance in - store experience » Implement direct sourcing model » Improve and expand private label program » Assess and remove non - working SG&A » Invest in store associate training » Overhaul compensation and incentive structure down to store - level » Aggressively improve inventory turns to reduce working capital » Review non - core assets • We believe our plan will produce 300 to 400 bps of margin improvement • In our view, core elements will drive $5 in annual EPS within several years

About Legion Partners

Legion Partners is a long-term-oriented activist fund focused on producing superior risk-adjusted returns for clients. Legion Partners’ investment strategy is concentrated on North American small cap equities, utilizing deep fundamental research and long-term shareholder engagement to drive superior performance over time.

About Macellum

Macellum has substantial experience investing in consumer and retail companies and assisting such companies in improving their long-term financial and stock price performance. Macellum’s historical investments include: Collective Brands, GIII Apparel Group, Hot Topic, Charming Shoppes and Warnaco, among other companies. Macellum prefers to constructively engage with management to improve its governance and performance for the benefit of all stockholders, as it did with Perry Ellis. However, when management is entrenched, Macellum has run successful proxy contests to effectuate meaningful change, including at The Children’s Place, Christopher & Banks and most recently at Citi Trends.

About Ancora Advisors

Ancora Holdings, Inc. is an employee owned, Cleveland, Ohio based holding company which wholly owns three separate and distinct SEC Registered Investment Advisers, Ancora Advisors, Inc., Ancora Family Wealth Advisors, LLC and Ancora Retirement Plan Advisors, Inc. and Inverness Securities LLC, a broker dealer. Ancora Advisors, LLC specializes in customized portfolio management for individual investors, high net worth investors, investment companies (mutual funds), pooled investments (hedge funds/investment limited partnerships), and institutions such as pension/profit sharing plans, corporations, charitable & “Not-for Profit” organizations, and unions. Ancora Family Wealth Advisors, LLC is a leading, regional investment and wealth advisor managing assets on behalf families and high net-worth individuals. Ancora Retirement Plan Advisors, Inc. specializes in providing non-discretionary investment guidance for small and midsize employer sponsored retirement plans.

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Legion Partners Holdings, LLC, a Delaware limited liability company (“Legion Partners Holdings”), Macellum Advisors GP, LLC, a Delaware limited liability company (“Macellum GP”), and Ancora Advisors, LLC, a Delaware limited liability company (“Ancora Advisors”) together with the participants named herein, intend to file a preliminary proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of their slate of sixteen highly qualified director nominees at the 2019 annual meeting of shareholders of Bed Bath & Beyond Inc., a New York corporation (the “Company”).

LEGION PARTNERS HOLDINGS, MACELLUM GP, AND ANCORA ADVISORS STRONGLY ADVISE ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT http://www.sec.gov. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST.

The participants in the proxy solicitation are Legion Partners Holdings, Legion Partners, L.P. I, a Delaware limited partnership (“Legion Partners I”), Legion Partners, L.P. II, a Delaware limited partnership (“Legion Partners II”), Legion Partners Special Opportunities, L.P. XII, a Delaware limited partnership (“Legion Partners Special XII”), Legion Partners, LLC, a Delaware limited liability company (“Legion LLC”), Legion Partners Asset Management, LLC, a Delaware limited liability company (“Legion Partners Asset Management”), Christopher S. Kiper, Raymond T. White, Macellum GP, Macellum Home Fund, LP, a Delaware limited partnership (“Macellum Home”), Macellum Management, LP, a Delaware limited partnership (“Macellum Management”), Jonathan Duskin, Ancora Catalyst Institutional, LP, a Delaware limited partnership (“Ancora Catalyst Institutional”), Ancora Catalyst, LP, a Delaware limited partnership (“Ancora Catalyst”), Merlin Partners Institutional, LP, a Delaware limited partnership (“Merlin Institutional”), Ancora Merlin, LP, a Delaware limited partnership (“Ancora Merlin”), Ancora Special Opportunity Fund, a series of the Ancora Trust, an Ohio business trust (“Ancora Special Opportunity”), Ancora/Thelen Small-Mid Cap Fund, a series of the Ancora Trust, an Ohio business trust (“Ancora/Thelen”), Ancora Advisors, LLC, a Nevada limited liability company (“Ancora Advisors”), Frederick DiSanto, Victor Herrero Amigo, Theresa R. Backes, Joseph Boehm, David A. Duplantis, John E. Fleming, Sue Ellen Gove, Janet E. Grove, Jeffrey A. Kirwan, Jeremy I. Liebowitz, Jon Lukomnik, Cynthia S. Murray, Martine M. Reardon, Hugh R. Rovit, Joshua E. Schechter and Alexander W. Smith.

As of the date of this press release, Legion Partners I directly beneficially owns 3,452,124 shares of Common Stock, including 898,000 shares underlying long call options, Legion Partners II directly beneficially owns 199,952 shares of Common Stock, including 52,000 shares underlying long call options, Legion Partners Special XII directly beneficially owns 982,000 shares of Common Stock, including 200,000 shares underlying long call options, and Legion Partners Holdings directly beneficially owns 200 shares of common stock of the Company (“Common Stock”) in record name and as the sole member of Legion Partners Asset Management and sole member of Legion LLC, Legion Partners Holdings may also be deemed to beneficially own the 3,452,124 shares of Common Stock beneficially owned directly by Legion Partners I, including 898,000 shares underlying long call options, 199,952 shares of Common Stock beneficially owned directly by Legion Partners II, including 52,000 shares underlying long call options, and 982,000 shares of Common Stock beneficially owned directly by Legion Partners Special XII, including 200,000 shares underlying long call options. As the general partner of each of Legion Partners I, Legion Partners II and Legion Partners Special XII, Legion LLC may be deemed to beneficially own the 3,452,124 shares of Common Stock beneficially owned directly by Legion Partners I, including 898,000 shares underlying long call options, 199,952 shares of Common Stock beneficially owned directly by Legion Partners II, including 52,000 shares underlying long call options, and 982,000 shares of Common Stock beneficially owned directly by Legion Partners Special XII, including 200,000 shares underlying long call options. As the investment advisor of each of Legion Partners I, Legion Partners II and Legion Partners Special XII, Legion Partners Asset Management may be deemed to beneficially own the 3,452,124 shares of Common Stock beneficially owned directly by Legion Partners I, including 898,000 shares underlying long call options, 199,952 shares of Common Stock beneficially owned directly by Legion Partners II, including 52,000 shares underlying long call options, and 982,000 shares of Common Stock beneficially owned directly by Legion Partners Special XII, including 200,000 shares underlying long call options. As a managing director of Legion Partners Asset Management and managing member of Legion Partners Holdings, Mr. Kiper may be deemed to beneficially own the 3,452,124 shares of Common Stock beneficially owned directly by Legion Partners I, including 898,000 shares underlying long call options, 199,952 shares of Common Stock beneficially owned directly by Legion Partners II, including 52,000 shares underlying long call options, 982,000 shares of Common Stock beneficially owned directly by Legion Partners Special XII, including 200,000 shares underlying long call options and 200 shares of Common Stock beneficially owned directly by Legion Partners Holdings. As a managing director of Legion Partners Asset Management and managing member of Legion Partners Holdings, Mr. White may be deemed to beneficially own the 3,452,124 shares of Common Stock beneficially owned directly by Legion Partners I, including 898,000 shares underlying long call options, 199,952 shares of Common Stock beneficially owned directly by Legion Partners II, including 52,000 shares underlying long call options, 982,000 shares of Common Stock beneficially owned directly by Legion Partners Special XII, including 200,000 shares underlying long call options and 200 shares of Common Stock beneficially owned directly by Legion Partners Holdings. Macellum Home directly beneficially owns 446,415 shares of Common Stock, including 89,500 shares underlying long call options. As the investment manager of Macellum Home, Macellum Management may be deemed to beneficially own the 446,415 shares of Common Stock beneficially owned directly by Macellum Home, including 89,500 shares underlying long call options. As the general partner of Macellum Home, Macellum GP may be deemed to beneficially own the 446,415 shares of Common Stock beneficially owned directly by Macellum Home, including 89,500 shares underlying long call options. As the sole member of Macellum GP, Mr. Duskin may be deemed to beneficially own the 446,415 shares of Common Stock beneficially owned directly by Macellum Home, including 89,500 shares underlying long call options. Ancora Catalyst Institutional directly beneficially owns 244,195 shares of Common Stock, including 83,700 shares underlying long call options, Ancora Catalyst directly beneficially owns 18,380 shares of Common Stock, including 6,300 shares underlying long call options, Merlin Institutional directly beneficially owns 235,455 shares of Common Stock, including 81,000 shares underlying long call options, Ancora Merlin directly beneficially owns 27,121 shares of Common Stock, including 9,000 shares underlying long call options, Ancora Special Opportunity directly beneficially owns 20,000 shares of Common Stock and Ancora/Thelen directly beneficially owns 96,780 shares of Common Stock. As the investment advisor to each of Ancora Catalyst Institutional, Ancora Catalyst, Merlin Institutional, Ancora Merlin, Ancora Special Opportunity, Ancora/Thelen and certain separately managed accounts, including accounts held by owners and employees of Ancora Advisors of which Ancora Advisors has sole voting and dispositive power over (collectively, the “SMAs”), Ancora Advisors may be deemed to beneficially own the 244,195 shares of Common Stock beneficially owned directly by Ancora Catalyst Institutional, including 83,700 shares underlying long call options, 18,380 shares of Common Stock beneficially owned directly by Ancora Catalyst, including 6,300 shares underlying long call options, 235,455 shares of Common Stock beneficially owned directly by Merlin Institutional, including 81,000 shares underlying long call options, 27,121 shares of Common Stock beneficially owned directly by Ancora Merlin, including 9,000 shares underlying long call options, 20,000 shares of Common Stock beneficially owned directly by Ancora Special Opportunity, 96,780 shares of Common Stock beneficially owned directly by Ancora/Thelen and 1,184,127 shares of Common Stock held in the SMAs. As the Chairman and Chief Executive Officer of Ancora Advisors, Mr. DiSanto may be deemed to beneficially own the 244,195 shares of Common Stock beneficially owned directly by Ancora Catalyst Institutional, including 83,700 shares underlying long call options, 18,380 shares of Common Stock beneficially owned directly by Ancora Catalyst, including 6,300 shares underlying long call options, 235,455 shares of Common Stock beneficially owned directly by Merlin Institutional, including 81,000 shares underlying long call options, 27,121 shares of Common Stock beneficially owned directly by Ancora Merlin, including 9,000 shares underlying long call options, 20,000 shares of Common Stock beneficially owned directly by Ancora Special Opportunity, 96,780 shares of Common Stock beneficially owned directly by Ancora/Thelen and 1,184,127 shares of Common Stock held in the SMAs. As of the date hereof, John E. Fleming directly beneficially owns 5,000 shares of Common Stock. As of the date hereof, none of Frederick DiSanto, Victor Herrero Amigo, Theresa R. Backes, Joseph Boehm, David A. Duplantis, Sue Ellen Gove, Janet E. Grove, Jeffrey A. Kirwan, Jeremy I. Liebowitz, Jon Lukomnik, Cynthia S. Murray, Martine M. Reardon, Hugh R. Rovit, Joshua E. Schechter or Alexander W. Smith own beneficially or of record any securities of the Company.

Media contact:

Sloane & Company

Dan Zacchei / Joe Germani

212.486.9500

dzacchei@sloanepr.com / jgermani@sloanepr.com

Investor contact:

John Ferguson / Joe Mills

Saratoga Proxy Consulting LLC

(212) 257-1311

info@saratogaproxy.com

Source:

Legion Partners Holdings, LLC, Macellum Advisors GP, LLC and Ancora Advisors, LLC